Institutional Class HYFAX
Retirement Class HNHYX
Administrative Class HYFRX
Investor Class HYFIX
Harbor High-Yield Bond Fund
Summary Prospectus – March 1, 2018
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2018, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective
The Fund seeks total returns (i.e., current income and capital appreciation).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Retirement Class	Administrative Class	Investor Class
Redemption Fee*	1.00%	1.00%	1.00%	1.00%
*	Applicable to shares held less than 90 days.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Retirement Class	Administrative Class	Investor Class
Management Fees[1]	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[2]	0.12%	0.04%	0.12%	0.24%
Total Annual Fund Operating Expenses[2]	0.72%	0.64%	0.97%	1.09%
Fee Waiver[1]	(0.09)%	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver[1],[2]	0.63%	0.55%	0.88%	1.00%
1  The Adviser has contractually agreed to reduce the management fee to 0.508% through February 28, 2019. Only the Fund’s Board of Trustees may modify or terminate this agreement.
2  Restated to reflect current fees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the
Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Institutional	$ 64	$221	$392	$ 886
Retirement	$ 56	$196	$348	$ 790
Administrative	$ 90	$300	$528	$1,182
Investor	$102	$338	$592	$1,321

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was 56%.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of below investment-grade, high-risk, corporate bonds that are rated below Baa3 by Moody’s or below BBB- by S&P or Fitch, commonly referred to as “high yield” or “junk” bonds. These bonds may pay interest on a semi-annual basis (i.e., cash pay bonds) or have a deferred interest feature (i.e., zero coupon bonds). Only U.S. dollar denominated securities are considered for investment in the Fund.
The Fund may invest up to 20% of its net assets in bank loans and up to 10% of its total assets in equity securities, including common stock. Additionally, the Fund may invest a portion of its assets in credit default swaps in which the Fund may be either the buyer or the seller. The Fund also may invest in private placements.
The Subadviser believes that the risk of investing in high yield securities is asymmetrical, with the risk of loss generally being greater than the potential for price appreciation in the same securities. High yield securities can experience significant price declines if the company defaults on its payment obligations or if the market perceives the company’s ability to pay as becoming materially weaker, whereas there may be more limited potential for price appreciation if the market perceives the company’s ability to pay as becoming materially stronger. Further, lower liquidity in the high yield market can make it more difficult to reposition the Fund’s portfolio during periods of market stress, such as by moving from companies with higher default risk to companies with lower default risk.
The Subadviser’s heightened sensitivity to the downside risk of high yield investing underpins its approach of seeking to (i) identify individual companies that it believes have the financial capacity to continue to meet their payment obligations on their securities

Summary Prospectus
Harbor High-Yield Bond Fund

through a range of market cycles, and (ii) avoid companies evidencing a higher risk of default. This approach involves the Subadviser conducting in-depth, bottom-up fundamental analysis and using internally developed proprietary tools to assess the potential risk and relative value of each potential company investment. In particular, the Subadviser focuses on a variety of factors involving each company, including:
■	Analyses of business risks (including leverage and technology risk) and macro risks (including interest rate trends, capital market conditions and default rates)
■	Assessment of the industry’s attractiveness and competitiveness
■	Evaluation of the company’s business, including core strengths and competitive weaknesses
■	Qualitative evaluation of the management team, including in-person meetings or conference calls with key managers
■	Qualitative and quantitative analyses of the company’s capital structure, including how a particular security is prioritized, and financial position, including a detailed review of the company’s financial statements and ability to access the capital markets
■	Evaluation of the terms of the company’s debt offering, including the operation of any restrictive covenants affecting the company, such as the company’s ability to pay dividends or incur debt
■	Assessment of the liquidity of the company’s securities
■	Assessment of the impact an investment in the company could have on portfolio diversification
This approach normally leads the Subadviser to avoid investing in those high yield securities that are considered by the market to be “distressed”, which generally means those securities that pay interest at much higher rates relative to other similarly rated bonds to compensate the purchasers for taking on a perceived higher risk of default. The Subadviser believes its approach can provide greater downside protection for the Fund’s portfolio over full market cycles, although at the expense of potentially greater appreciation during those periods in a full market cycle where the U.S. economy is experiencing stronger growth and/or stronger stock price appreciation. Periods of stronger economic growth and/or stock price appreciation tend to buoy high yield companies generally, depress default rates below historical levels and limit the benefits that can potentially come from conducting fundamental credit research.
Duration/Maturity: Although duration may be one of the characteristics considered in security selection, the Fund does not focus on bonds with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range. The weighted average maturity of the Fund’s portfolio was 5.87 years as of December 31, 2017.
Credit Quality: The Fund invests primarily in below investment-grade debt securities, commonly referred to as “high-yield” or “junk” bonds, but may invest up to 20% of its net assets in investment-grade securities, including U.S. Treasury and U.S. government agency securities. As such, the Fund’s average weighted portfolio quality varies from time to time, depending on the level of assets allocated to such securities. The Subadviser does not seek to actively invest in defaulted securities.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:
Bank Loan Risk: Investments in loans and other forms of direct indebtedness may involve greater risk than investments in bonds of corporate issuers. In addition to being subject to the credit risk of the corporate borrower, investments in loans and other forms of direct indebtedness tend to be less liquid than corporate bonds and are often subject to restrictions on resale. Transactions in such loans can take significantly longer to occur, because of substantially longer settlement periods and/or the need to engage in negotiations with the borrower regarding the disposition, meaning the Fund may not have access to the sale proceeds for a substantial period of time after the sale.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for the Fund because it invests primarily in below investment-grade securities.
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests primarily in high-yield bonds. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the fixed income security will decrease in value by 5% if interest rates rise by 1%. Interest rates in the U.S. are near historic lows, which may increase the Fund’s exposure to risks associated with rising rates. Additionally, rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income holdings when the Subadviser may wish to sell or must sell to meet redemptions.
Liquidity Risk: The market for high-yield bonds is less liquid than the market for investment-grade bonds. The Fund may at times have greater difficulty buying or selling specific high-yield bonds at prices the Subadviser believes are reasonable, which would be adverse to the Fund. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Market and Issuer Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event or adverse economic conditions may depress the value of a particular issuer’s securities

Summary Prospectus
Harbor High-Yield Bond Fund

or may increase the risk that issuers will not generate sufficient cash flow to service their debt obligations.
Prepayment Risk: When interest rates are declining, the issuer of a pass-through security, such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.
Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	9.60%	Q3 2009
Worst Quarter	-10.09%	Q4 2008

Average Annual Total Returns — As of December 31, 2017
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor High-Yield Bond Fund
Institutional Class Before Taxes	6.32%	4.46%	6.32%	7.06%	12-01-2002
After Taxes on Distributions	3.77%	1.78%	3.74%	N/A
After Taxes on Distributions and Sale of Fund Shares	3.55%	2.22%	3.85%	N/A
Retirement Class* Before Taxes	6.39%	4.51%	6.34%	7.08%	03-01-2016
Administrative Class Before Taxes	6.15%	4.22%	6.07%	6.81%	12-01-2002
Investor Class Before Taxes	5.95%	4.08%	5.94%	6.66%	12-01-2002
Comparative Indices (reflects no deduction for fees, expenses or taxes)
ICE BofAML U.S. Non-Distressed High Yield^	7.41%	5.92%	6.85%	7.78%
ICE BofAML U.S. High Yield (H0A0)^	7.47%	5.80%	7.89%	8.89%
*	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^	Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.

Summary Prospectus
Harbor High-Yield Bond Fund

Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.
Subadviser
Shenkman Capital Management, Inc. (“Shenkman”) has subadvised the Fund since its inception in 2002.
Portfolio Managers
Mark R. Shenkman Shenkman Capital Management, Inc.
Mr. Shenkman is the President, Co-Chief Investment Officer and a Director of Shenkman and has co-managed the Fund since its inception in 2002.
Justin W. Slatky Shenkman Capital Management, Inc.
Mr. Slatky is an Executive Vice President, Co-Chief Investment Officer and Senior Portfolio Manager of Shenkman Capital Management, Inc., has co-managed the Fund since 2012 and has been involved in portfolio management for the Fund since 2011.
Eric Dobbin Shenkman Capital Management, Inc.
Mr. Dobbin is a Senior Vice President and Senior Portfolio Manager of Shenkman, has co-managed the Fund since 2012 and has been involved in portfolio management for the Fund since 2006.
Steven N. Schweitzer Shenkman Capital Management, Inc.
Mr. Schweitzer is a Senior Vice President and Portfolio Manager of Shenkman, has co-managed the Fund since 2012 and has been involved in portfolio management for the Fund since 2004.
Robert S. Kricheff Shenkman Capital Management, Inc.
Mr. Kricheff is a Senior Vice President and Portfolio Manager of Shenkman, has co-managed the Fund since 2015 and has been involved in portfolio management for the Fund since 2013.
Neil Wechsler, CFA Shenkman Capital Management, Inc.
Mr. Wechsler is a Senior Vice President and Portfolio Manager of Shenkman, has co-managed the Fund since 2017 and has been involved in portfolio management for the Fund since 2016.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Institutional Class	Retirement Class[1]	Administrative Class[2]	Investor Class
Regular	$1,000	$1,000,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000	$1,000,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000	$1,000,000	N/A	$1,000
1  There is no minimum investment for the following types of institutional investors that maintain accounts with Harbor Funds at an omnibus or plan level: (1) employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans, and (2) accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers.
2  Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.

Summary Prospectus
Harbor High-Yield Bond Fund

Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Summary Prospectus
Harbor High-Yield Bond Fund

March 1, 2018
Institutional Class	Retirement Class	Administrative Class	Investor Class
HYFAX	HNHYX	HYFRX	HYFIX
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
FD.P.24.HYB.0318